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                                                                   EXHIBIT 32.1


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U. S. C. Section 1350, I, William C. Adair, Jr., hereby certify that, to the best of my knowledge, the Quarterly Report of Direct General Corporation on Form 10-Q for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Direct General Corporation.


August 9, 2004                                  By: /s/ William C. Adair, Jr.
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    Date                                                   (Signature)

                                                Name: William C. Adair, Jr.
                                                      -------------------------
                                                Title: Chairman,
                                                       Chief Executive Officer
                                                       and President
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